SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K/A

                          CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          August 29, 2006
                          Date of Report
                (Date of Earliest Event Reported)

                       Tempest Microsystems, Inc.
      (Exact Name of Registrant as Specified in its Charter)

                   Rivet Acquisition Corporation
                    (Former Name of Registrant)

                         1504 R Street, NW
                         Washington DC 20009
               (Address of Principal Executive Offices)

                            202/387-5400
                     (Registrant's Telephone Number)

  Delaware                   0-31399		      52-2257547
(State or other        (Commission File Number)      (IRS Employer
jurisdiction                                       Identification No.)
of incorporation)


	This amendment is filed to correct a typographical error in the original Form 8-K filed on September 1, 2006.



ITEM 5.03 Amendment to Articles of Incorporation

     On August 28, 2006, the shareholder of the Corporation and the Board of Directors authorized the change of the name of the Company to Tempest Microsystems, Inc.

     On August 29, 2006, the State of Delaware recorded such change in the corporate charter of the Company on file with state.


ITEM 9.01      Exhibits

       None


                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                              TEMPEST MICROSYSTEMS, INC.


                                              /s/ James M. Cassidy
                                               President
Date:  10/19/2006